UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2021

Reliant Bancorp, Inc.
(Exact name of registrant as specified in its charter)--

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Effective April 26, 2021, Reliant Bancorp, Inc. (“Reliant Bancorp”) and its wholly owned subsidiary, Reliant Bank (together with Reliant Bancorp, the “Company”), entered into new employment agreements with DeVan Ard, Jr., the Company’s Chief Executive Officer, John R. Wilson, the Company’s President, and Jerry Cooksey, the Company’s Chief Financial Officer. The employment agreement for each of Messrs. Ard, Wilson, and Cooksey supersedes and replaces the executive’s previous employment agreement. The terms of the new employment agreements are summarized below.

DeVan Ard, Jr.

Mr. Ard’s employment agreement provides that he will serve as Chief Executive Officer of the Company. The agreement has an initial term of two years. At the end of this initial term, and at the end of any subsequent one-year renewal terms, if applicable, the term of the employment agreement will be automatically extended for an additional year unless either party timely elects to terminate the agreement at the end of its then-current term. The employment agreement provides for an initial annual base salary of $550,000 (which is subject to review and adjustment at least annually by the compensation committee of Reliant Bancorp’s board of directors based on Mr. Ard’s performance) and provides that Mr. Ard is eligible to participate in any cash incentive or bonus plan or program in which other Company executive officers participate.

If Mr. Ard’s employment is terminated by the Company without cause (as defined in the employment agreement) or by Mr. Ard for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within six months prior to or 18 months following a change in control (as defined in the employment agreement)), subject to Mr. Ard’s execution of a separation agreement containing a release of claims and covenant not to sue, he will be entitled to receive severance benefits in an amount equal to one times the sum of (i) his annual base salary as of the date of termination and (ii) the average of his annual cash incentive compensation for the two years immediately preceding the year in which the termination of employment occurs, payable in equal installments over a 12-month period beginning 60 days following termination. Additionally, if Mr. Ard is eligible for and properly elects health, dental, vision, and/or prescription drug plan benefits continuation coverage, the Company will pay for this continuation coverage for Mr. Ard and his dependents for up to one year.

If, within six months prior to or 18 months following a change in control, Mr. Ard’s employment is terminated by the Company (or its successor) without cause or by Mr. Ard for good reason, subject to Mr. Ard’s execution of a separation agreement containing a release of claims and covenant not to sue, he will be entitled to receive severance benefits in an amount equal to 2.5 times the sum of (i) his annual base salary as of the date of termination and (ii) the average of his annual cash incentive compensation for the two years immediately preceding the year in which the termination of employment occurs. Additionally, if Mr. Ard is eligible for and properly elects health, dental, vision, and/or prescription drug plan benefits continuation coverage, the Company (or its successor) will pay for this continuation coverage for Mr. Ard and his dependents for up to 18 months.

Mr. Ard’s employment agreement contains customary confidentiality and non-disparagement covenants, as well as non-compete, customer non-solicitation, and employee non-solicitation covenants which apply during and for 24 months following the termination of Mr. Ard’s employment.

John R. Wilson

Mr. Wilson’s employment agreement provides that he will serve as President of the Company. The agreement has an initial term of two years. At the end of this initial term, and at the end of any subsequent one-year renewal terms, if applicable, the term of the employment agreement will be automatically extended for an additional year unless either party timely elects to terminate the agreement at the end of its then-current term. The employment agreement provides for an initial annual base salary of $400,000 (which is subject to review and adjustment at least annually based on Mr. Wilson’s performance) and provides that Mr. Wilson is eligible to participate in any cash incentive or bonus plan or program in which other Company executive officers participate.

If Mr. Wilson’s employment is terminated by the Company without cause (as defined in the employment agreement) or by Mr. Wilson for good reason (as defined in the employment agreement) during the term of the employment agreement (and not within six months prior to or 18 months following a change in control (as defined in the employment agreement)), subject to Mr. Wilson’s execution of a separation agreement containing a release of claims and covenant not to sue, he will be entitled to receive severance benefits in an amount equal to one times the sum of (i) his annual base salary as of the date of termination and (ii) the average of his annual cash incentive compensation for the two years immediately preceding the year in which the termination of employment occurs, payable in equal installments over a 12-month period beginning 60 days following termination. Additionally, if Mr. Wilson is eligible for and properly elects health, dental, vision, and/or prescription drug plan benefits continuation coverage, the Company will pay for this continuation coverage for Mr. Wilson and his dependents for up to one year.

If, within six months prior to or 18 months following a change in control, Mr. Wilson’s employment is terminated by the Company (or its successor) without cause or by Mr. Wilson for good reason, subject to Mr. Wilson’s execution of a separation agreement containing a release of claims and covenant not to sue, he will be entitled to receive severance benefits in an amount equal to 2.0 times the sum of (i) his annual base salary as of the date of termination and (ii) the average of his annual cash incentive compensation for the two years immediately preceding the year in which the termination of employment occurs. Additionally, if Mr. Wilson is eligible for and properly elects health, dental, vision, and/or prescription drug plan benefits continuation coverage, the Company (or its successor) will pay for this continuation coverage for Mr. Wilson and his dependents for up to 18 months.

Mr. Wilson’s employment agreement contains customary confidentiality and non-disparagement covenants, as well as non-compete, customer non-solicitation, and employee non-solicitation covenants which apply during and for 24 months following the termination of Mr. Wilson’s employment.

Jerry Cooksey

Mr. Cooksey’s employment agreement provides that he will serve as Chief Financial Officer of the Company. The agreement has an initial term of two years. At the end of this initial term, and at the end of any subsequent one-year renewal terms, if applicable, the term of the employment agreement will be automatically extended for an additional year unless either party timely elects to terminate the agreement at the end of its then-current term. The employment agreement provides for an initial annual base salary of $325,000 (which is subject to review and adjustment at least annually based on Mr. Cooksey’s performance) and provides that Mr. Cooksey is eligible to participate in any cash incentive or bonus plan or program in which other Company executive officers participate.

Mr. Cooksey’s employment agreement provides that, if Mr. Cooksey is still employed by the Company on April 1, 2022, he will be entitled to a retention bonus of $265,000 (the “Retention Bonus”). Additionally, Mr. Cooksey (or his estate) will be entitled to receive the Retention Bonus, if the Retention Bonus has not previously been paid, (i) if Mr. Cooksey’s employment is terminated by the Company without cause (as defined in the employment agreement) or as a result of Mr. Cooksey suffering a disability (as defined in the employment agreement) during the term of the employment agreement, (ii) if Mr. Cooksey’s employment is terminated by Mr. Cooksey for good reason (as defined in the employment agreement) during the term of the employment agreement, or (iii) in the event Mr. Cooksey dies prior to April 1, 2022.

If Mr. Cooksey’s employment is terminated by the Company without cause or by Mr. Cooksey for good reason during the term of the employment agreement (and not within six months prior to or 18 months following a change in control (as defined in the employment agreement)), subject to Mr. Cooksey’s execution of a separation agreement containing a release of claims and covenant not to sue, he will be entitled to receive severance benefits in an amount equal to one times the sum of (i) his annual base salary as of the date of termination and (ii) the average of his annual cash incentive compensation for the two years immediately preceding the year in which the termination of employment occurs, payable in equal installments over a 12-month period beginning 60 days following termination. Additionally, if Mr. Cooksey is eligible for and properly elects health, dental, vision, and/or prescription drug plan benefits continuation coverage, the Company will pay for this continuation coverage for Mr. Cooksey and his dependents for up to one year.

If, within six months prior to or 18 months following a change in control, Mr. Cooksey’s employment is terminated by the Company (or its successor) without cause or by Mr. Cooksey for good reason, subject to Mr. Cooksey’s execution of a separation agreement containing a release of claims and covenant not to sue, he will be entitled to receive severance benefits in an amount equal to 2.0 times the sum of (i) his annual base salary as of the date of termination and (ii) the average of his annual cash incentive compensation for the two years immediately preceding the year in which the termination of employment occurs. Additionally, if Mr. Cooksey is eligible for and properly elects health, dental, vision, and/or prescription drug plan benefits continuation coverage, the Company (or its successor) will pay for this continuation coverage for Mr. Cooksey and his dependents for up to 18 months.

Mr. Cooksey’s employment agreement contains customary confidentiality and non-disparagement covenants, as well as non-compete, customer non-solicitation, and employee non-solicitation covenants which apply during and for 24 months following the termination of Mr. Cooksey’s employment.

Each of the aforementioned employment agreements provides that the executive is entitled to certain perquisites and those benefits generally made available to Company employees.

The foregoing descriptions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to the employment agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated April 26, 2021, by and among DeVan Ard, Jr., Reliant Bancorp, Inc., and Reliant Bank.

10.2	Employment Agreement, dated April 26, 2021, by and among John R. Wilson, Reliant Bancorp, Inc., and Reliant Bank.

10.3	Employment Agreement, dated April 26, 2021, by and among Jerry Cooksey, Reliant Bancorp, Inc., and Reliant Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: April 28, 2021
/s/ DeVan Ard, Jr.
DeVan Ard, Jr.
Chairman and Chief Executive Officer